AAL Variable Product Series Fund, Inc.
LB Series Fund, Inc.

Supplement to Prospectuses dated April 30, 2003

Portfolio Management Change for Small Cap Stock Portfolio - AAL Variable Product Series Fund, Inc.

Kevin A. Schmitting, CFA and Christopher J. Serra, CFA serve as portfolio co-managers of the Small Cap Stock Portfolio.

Mr. Schmitting has served as the portfolio manager of the Small Cap Stock Portfolio since its inception in 2001. Mr. Schmitting has been with Thrivent Financial since 1995.

Mr. Serra has served as the portfolio manager of the Small Cap Stock Portfolio since November 2003. Mr. Serra has been with Thrivent Financial since 1998, and he has served as a portfolio manager since 1999.

Portfolio Management Change for Mid Cap Growth Portfolio - LB Series Fund, Inc.

Brian L. Thorkelson and Andrea J. Thomas, CFA serve as portfolio co-managers of the Mid Cap Growth Portfolio.

Mr. Thorkelson has served as the portfolio manager of the Mid Cap Growth Portfolio since its inception in 1998. Mr. Thorkelson has been with Thrivent Financial since 1987.

Ms. Thomas has served as the portfolio manager of the Mid Cap Growth Portfolio since November 2003, and she served as an associate portfolio manager of the Portfolio from 1997 to 2002. Ms. Thomas has been with Thrivent Financial since 1993 and has served as a portfolio manager since 2002.

The date of this Supplement is December 15, 2003.

Please include this Supplement with your Prospectus.